SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2002

COX COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6590	58-2112281
(State or other juris diction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Lake Hearn Drive
Atlanta, Georgia 30319
(Address of principal executive offices)

(404) 843-5000
(Registrant’s telephone number, including area code)

Item 5.    Other Events

On December 18, 2002, Cox issued a press release (attached as Exhibit 99.1 to this filing) announcing the retirement of David E. Easterly from Cox’s Board of Directors, effective December 31, 2002, and the election of G. Dennis Berry to Cox’s Board of Directors, effective January 1, 2003.

Item 7.    Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits:

               99.1 Press Release dated December 18, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date:    December 23, 2002
COX COMMUNICATIONS, INC.

By:	/s/ ANDREW A. MERDEK
Andrew A. Merdek Secretary